UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       November 1, 2004

FLEETWOOD ENTERPRISES, INC.

(Exact Name of Registrant as specified in its charter)

Delaware	1-7699	95-1948322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3125 Myers Street, Riverside, California    92503-5527

(Address of principal executive offices)

Registrant’s telephone number, including area code    (951) 351-3500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION INCLUDED IN THIS REPORT

Item 7.01                                                 Regulation FD Disclosure

On October 29, 2004 certain members of the Registrant’s management met with institutional investors and analysts and made a slide presentation. The presentation was webcast, and the webcast will be available for replay on the Company’s website at www.fleetwood.com, or at www.vcall.com, for one year.

The text of slides shown during the presentation is attached hereto and incorporated herein by reference as Exhibit 99.1 to this Form 8-K. The press release announcing the webcast is filed as Exhibit 99.2 to this Form 8-K.

The information in this Current Report and the exhibits attached to this Current Report as Exhibits 99.1 and 99.2 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section nor shall they be incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly stated by specific reference in such filing.

Item 9.01                Financial Statements and Exhibits

(c)           Exhibits

99.1	Text of slides shown during the Registrant’s presentation on October 29, 2004.

99.2	Press release of Fleetwood Enterprises, Inc. dated October 25, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEETWOOD ENTERPRISES, INC.

Date: November 1, 2004

	By:	/s/ Boyd R. Plowman

Boyd R. Plowman

Executive Vice President, Chief Financial Officer

Index to Exhibits

(c)           Exhibits

99.1	Text of slides shown during the Registrant’s presentation on October 29, 2004.

99.2	Press release of Fleetwood Enterprises, Inc. dated October 25, 2004.